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                                                                Exhibit 10.21(f)

                            AMENDMENT TO THE 364-DAY
                                CREDIT AGREEMENT
                          DATED AS OF JANUARY 27, 1999


         This Amendment to the $87,500,000 364-Day Credit Agreement dated as of January 27, 1999 ("Amendment") is entered into as of January 22, 2003.
                   ---------
                                    RECITALS
                                    --------
         This Amendment is entered into in reference to the following facts:

         (a) The 364-Day Credit Agreement is dated as of January 27, 1999 (as extended on January 26, 2000, January 24, 2001 and January 23, 2002 and as the same may be amended, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement") among Arch Chemicals, Inc., Olin Corporation, the Lenders and Agents party thereto and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Capitalized terms used in this Amendment without definition shall have the respective meanings assigned to them in the 364-Day Credit Agreement.

         (b) Simultaneously with and as a condition precedent to the execution hereof, the Borrower and certain of the Lenders under the 364-Day Credit Agreement (the "Continuing Lenders") are entering into an Extension Agreement in the form of Exhibit C to the 364-Day Credit Agreement to extend the Maturity Date by 364 days (the "Extension Agreement"). In accordance with Section 2.18 of the 364-Day Credit Agreement, the Commitment of each Continuing Lender shall be extended for a period of 364 days and the Commitment of each Lender under the existing 364-Day Credit Agreement which is not a Continuing Lender shall terminate on the Maturity Date prior to giving effect to the Extension Agreement. One of the principal purposes of this Amendment is to immediately amend the Maturity Date (after giving effect to the Extension Agreement) in respect of the Commitments of each such Continuing Lender from January 21, 2004 to June 21, 2003.

         (c) The Borrower, the Agents and the Continuing Lenders desire to amend the 364-Day Credit Agreement (after giving effect to the Extension Agreement) in order to make a certain further amendment to the representations and warranties as more particularly described herein.

         (d) No Loans or other extensions of credit have been made and are outstanding under the 364-Day Credit Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:




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                             ARTICLE ONE-AMENDMENT

         1.1 Amendment of definition of "Maturity Date". The definition of "Maturity Date" shall be amended by the deletion of the existing definition in its entirety and the substitution therefor of the following:

     "Maturity Date" means June 21, 2003."

         1.2 Amendment of Section 3.10. Section 3.10 shall be amended by the deletion in its entirety of existing Section 3.10 and its substitution with the following:

         "SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to result in a Material Adverse Effect."

                   ARTICLE TWO-REPRESENTATIONS AND WARRANTIES

         2.1 Borrower Representations and Warranties. In order to induce the Agents and the Continuing Lenders to enter into this Amendment the Borrower represents and warrants as follows:

              (a) The Borrower has the power and authority and has taken all action necessary to execute, deliver and perform this Amendment and all other agreements and instruments executed or delivered or to be executed or delivered in connection herewith and therewith and this Amendment and such other agreements and instruments constitute the valid, binding and enforceable obligations of the Borrower.

              (b) The Borrower's representations and warranties contained in the 364-Day Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof and no Default or Event of Default has occurred and is continuing as of the date hereof (for the avoidance of doubt in each case for the purposes of this Section 2.1(b), after giving effect to this Amendment and the amendment dated of even date herewith to the Five-Year Facility).


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         2.2  Acknowledgment of Borrower. The Borrower expressly acknowledges and agrees that as of the date hereof, it has no offsets, claims or defenses whatsoever against any of the Indebtedness or obligations owing under the 364-Day Credit Agreement.

                       ARTICLE THREE-CONDITIONS PRECEDENT

         3.1 Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions on or before the date hereof:

               (a) Receipt by the Administrative Agent of copies of (i) this Amendment duly executed by each of the Borrower and the Required Lenders (after giving effect to the Extension Agreement in accordance with the terms of Section
2.18 to the 364-Day Credit Agreement) and (ii) the fully effective Extension Agreement duly executed by each of the Borrower and the Continuing Lenders.

               (b) The Borrower shall have paid all fees, costs and expenses owing to the Administrative Agent and the Administrative Agent's counsel through the date hereof, including without limitation, in respect of the preparation, execution and delivery of this Agreement.

               (c) Each Continuing Lender executing this Amendment shall have received from the Borrower an amendment fee equal to 0.10 % of the total amount of the Commitment of such Continuing Lender under the 364-Day Credit Agreement.

                        ARTICLE FOUR-GENERAL PROVISIONS

         4.1 Full Force and Effect. Except as expressly amended hereby, the 364-Day Credit Agreement and all other documents, agreements and instruments relating thereto are and shall remain unmodified and in full force and effect. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the 364-Day Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the 364-Day Credit Agreement as amended hereby, and this Amendment and the 364-Day Credit Agreement shall be read together and construed as a single instrument.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and that all of which taken together shall constitute one and the same instrument, respectively. Delivery of an executed counterpart of this Amendment by facsimile shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart by facsimile shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not effect the validity, enforceability, of binding effect of this Amendment.


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         4.3 Final Agreement. This Amendment is intended by the Borrower, the
Agents and the Lenders to be the final, complete, and exclusive expression of the agreement between them with respect to the subject matter hereof. This Amendment supersedes any and all prior oral or written agreements relating to the subject matter hereof. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Agents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under the 364-Day Credit Agreement, nor constitute a waiver of any provision of the 364-Day Credit Agreement.

         4.4 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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         IN WITNESS  WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          JPMORGAN CHASE BANK


                                          By: /s/ Lawrence Palumbo Jr.
                                              ------------------------
                                          Name: Lawrence Palumbo Jr.
                                          Title: Vice President


                                          WACHOVIA BANK, N.A.


                                          By:
                                              ------------------------
                                              Name:
                                              Title:


                                          BANK OF AMERICA, N.A.


                                          By: /s/ Donald J. Chin
                                              ------------------------
                                              Name: Donald J. Chin
                                              Title: Managing Director


                                          THE BANK OF NEW YORK


                                          By: /s/ Joanna S. Bellocq
                                              -------------------------
                                              Name: Joanna S. Bellocq
                                              Title: Vice President


                                          PNC BANK, NATIONAL ASSOCIATION


                                          By: /s/ Donald V. Davis
                                              -------------------------
                                              Name: Donald V. Davis
                                              Title: Vice President

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                                           ING (US) CAPITAL LLC


                                           By:
                                               -------------------------
                                               Name:
                                               Title:


                                           By:
                                              --------------------------
                                               Name:
                                               Title:


                                           CITIZENS BANK OF MASSACHUSETTS


                                           By: /s/ Cindy Chen
                                               -------------------------
                                               Name: Cindy Chen
                                               Title: Vice President


                                           THE NORTHERN TRUST COMPANY


                                           By: /s/ Russ Rockenbach
                                               -------------------------
                                               Name: Russ Rockenbach
                                               Title: Vice President


Agreed and accepted:

ARCH CHEMICALS, INC.


By: /s/ W.Paul Bush
    ----------------
Name: W. Paul Bush
Title: Vice President and Treasurer

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